Exhibit 32

CERTIFICATIONS PURSUANT TO

SECTION 1350 OF CHAPTER 63 OF

TITLE 18 OF THE UNITED STATES CODE*

In connection with the Amendment No. 2 to Annual Report of Park National Corporation (the “Corporation”) on Form 10-K/A for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned C. Daniel DeLawder, Chairman of the Board and Chief Executive Officer of the Corporation, and John W. Kozak, Chief Financial Officer of the Corporation, certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Corporation and its subsidiaries.

/s/ C. Daniel DeLawder	/s/ John W. Kozak
C. Daniel DeLawder	John W. Kozak
Chairman of the Board and Chief Executive	Chief Financial Officer (Principal Financial
Officer (Principal Executive Officer)	Officer)

Dated: February 28, 2012	Dated: February 28, 2012

A signed original of this written statement required by Section 906 has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

*	These certifications are being furnished as required by Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code, and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section. These certifications shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Corporation specifically incorporates these certifications by reference.